SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                March 29, 2000


                  Farmer Mac Mortgage Securities Corporation
               ------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



           Delaware                   333-80805              52-1779791
         ------------               ------------            ------------
 (State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


           919 18th Street, N.W.                               20006
               Washington, D.C.                               -------
         ------------------------                            (Zip Code)
          (Address of Principal
            Executive Offices)

     Registrant's telephone number, including area code (202) 872-7700

                                    No Change
                                    ---------
         (Former Name or Former Address, if Changed Since Last Report)

      Item 5.       Other Events

      A. The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-80805)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $20,611,498 in aggregate principal amount of its Guaranteed Agricultural /Mortgage-Backed Securities, Series 3/29/00 (the "Certificates") on March 29, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated March 29, 2000 and the Prospectus Supplement dated March 29, 2000, to file a copy of the Issue Supplement, attached hereto as Exhibit 4.3.1. In addition, the Registrant is filing, as Exhibit 23.3.1 attached hereto, a consent by KPMG LLP to the use of their report incorporated into the Registration Statement by reference and, as
Exhibit 23.3.2 attached hereto, a consent by Arthur Andersen LLP to the use of their report incorporated into the Registration Statement by reference.

      The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.3 to the Registration Statement), dated as of June 1, 1996 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement, among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, N.A., as successor to First Trust National Association, N.A., as Trustee, dated as of March 1, 2000.

  Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

4.3.11. Issue Supplement, dated as of March 1, 2000, among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, N.A., as Trustee.

23.3.1.     Consent of KPMG LLP.

23.3.2.     Consent of Arthur Andersen LLP.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                     CORPORATION



                                    By:         /s/ Nancy E. Corsiglia
                                         ----------------------------------
                                        Name:       Nancy E. Corsiglia
                                        Title:        Vice President




Dated:      March 31, 2000

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

4.3.1.                 Issue Supplement.

23.3.1                 Consent of KPMG LLP

23.3.2                 Consent of Arthur Andersen LLP

                                                                 EXHIBIT 4.3.1

                                Issue Supplement

                                                                     EXECUTION


EXECUTION



                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                               ISSUE SUPPLEMENT
                           Dated as of March 1, 2000

                              TO TRUST AGREEMENT
                              FOR GRANTOR TRUSTS
                           Dated as of June 1, 1996

                                      for

              GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

      Series Designation                              Issue Date
      ------------------                              ----------
      Series 3/29/00                                  March 29, 2000


      THIS ISSUE SUPPLEMENT accompanies and supplements a certain Trust Agreement for Grantor Trusts, dated as of June 1, 1996 (the "Trust Agreement"), among the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac"), Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware, (the "Depositor") and U.S. Bank Trust National Association, a national banking association, (the "Trustee"), as successor in interest to First Trust National Association. Unless otherwise specified, certain capitalized terms are defined in such Trust Agreement and shall have the meanings so defined.

      The collective terms of such Trust Agreement and this Issue Supplement shall govern the composition of the Trust Fund, the beneficial ownership of which is evidenced by the Series of Certificates having the above designation, and have no applicability to any other Trust Fund. If any provision of this Issue Supplement conflicts with or contradicts a provision of the Trust Agreement, the provisions of this Issue Supplement shall control.

      The Depositor does hereby transfer, assign, set over and otherwise convey to the Trustee for the Holders of Certificates evidencing beneficial ownership interests in the Trust Fund established hereby (i) all of the Depositor's right, title and interest in and to the Qualified Loans identified in the Qualified Loan Schedule attached as Schedule I hereto, including all payments of principal and interest thereon received after March 1, 2000 (the "Cut-Off Date") other than payments of principal due and interest accruing on or before the Cut-off Date and (ii) all of the Depositor's rights, as assignee of Farmer Mac, under each Loan Sale Agreement providing for the sale of the Qualified Loans identified in the Qualified Loan Schedule attached as Schedule I hereto, including, but not limited to, the right to enforce the representations and warranties therein against the related Seller.

      Section 1. Certain Defined Terms Inapplicable.
                 ----------------------------------
     The following terms defined in Section 1.01 of the Trust Agreement shall have no applicability to the Series of Certificates authorized hereby: "Class Notional Principal Balance," "Interest Only Certificates," "Interest Only Class," "Notional Principal Balance," "Participation Certificate," "Special Distribution Date" and "Special Record Date."

      Section 2. Certain Defined Terms Redefined.
                 -------------------------------
     The following terms defined in Section 1.01 of the Trust Agreement are modified to have the following meanings for the Series of Certificates authorized hereby:

     Certificate:
     -----------
     A Guaranteed Agricultural Mortgage-Backed Security, which, in the case of all Classes of Certificates, shall be issued in book-entry form and maintained in the name of a record owner as an entry on the books of a Reserve Bank under a designation specifying the Series, Class and denomination thereof.

     Certificate Distribution Amount:
     -------------------------------
     With respect to each Class and Distribution Date, the sum of

            (a) all interest accrued at the related Certificate Interest Rate during the preceding Interest Accrual Period for such Class on the Class Certificate Principal Balance thereof immediately preceding such Distribution Date; and

            (b) the Principal Distribution Amount on such date for the Qualified Loan Pool bearing the same alpha-numerical designation as such Class.

      Certificate  Interest  Rate:
      ---------------------------
     For each Class and Distribution Date, a variable rate per annum equal to the weighted average (by Scheduled Principal Balance) carried to three decimal places, rounded down, of the Net Mortgage Rates of the Qualified Loans in the Qualified Loan Pool bearing the same alpha-numerical designation as such Class.

      Certificate Principal Balance:
      -----------------------------
     As to any Certificate, prior to the related initial Distribution Date, the Denomination thereof and, subsequent to such initial Distribution Date, the Denomination thereof multiplied by the then applicable Certificate Principal Factor.

      Certificate  Principal  Factor:
      ------------------------------
     As to any date of determination and as to any Class of Certificates, a fraction the numerator of which is (i) the aggregate of the Denominations of all Certificates of such Class minus (ii) the aggregate amount of all Principal
Distribution Amounts, if any, distributed thereto prior to such date of determination and the denominator of which is the aggregate of the Denominations of all Certificates of such Class.

      Certificateholder or Holder:
      ---------------------------
     As to any Certificates, the record owner on the appropriate Reserve Bank's books.

      Class Certificate Principal Balance:
      -----------------------------------
     With respect to any Class of Certificates, at any time, the aggregate of the Certificate Principal Balances of all Certificates of such Class.

      Distribution  Date:
      ------------------
     As to each Class, the 25th day of each month specified in the table below (or if such 25th day is not a Business Day, the Business Day immediately following), commencing on the date specified:

                          Month of Each
    Class               Distribution Date        Initial Distribution Date
    -----               -----------------        ------- -----------------
   QM1010               Monthly                      April 25, 2000
   QS1010               January and July             July 25, 2000

      Due Period:
      ----------
     With respect to any Qualified Loan Pool and Distribution Date, the period beginning immediately following the preceding Due Period (or the day immediately following the Cut-Off Date in the case of the initial Distribution Date) and ending on and including the first day of the month of such Distribution Date.

      Final Distribution Date:
      -----------------------
     As to any Class, the Distribution  Date specified as such for such Class in
Section 4 of this Issue Supplement.

      Prepayment Period:
      -----------------
     As to each Qualified Loan Pool and Distribution Date, the preceding Due Period for such Qualified Loan Pool.

      Principal Distribution Amount:
      -----------------------------
     With respect to each Qualified Loan Pool and Distribution Date, the sum of

            (a) all Curtailments received with respect to the Qualified Loans in such Qualified Loan Pool during the preceding Prepayment Period for such Qualified Loan Pool;

            (b) the Scheduled Principal Balance of each Qualified Loan in such Qualified Loan Pool which was the subject of a Principal Prepayment in Full during the preceding Prepayment Period or which became a Liquidated Qualified Loan (or which was repurchased from the Trust Fund as permitted or required pursuant to the Trust Agreement) during such preceding Prepayment Period for such Qualified Loan Pool;

            (c) the principal component of each Installment Payment (including any Balloon Payment) due in respect of each Qualified Loan included in such Qualified Loan Pool during the preceding Due Period for such Qualified Loan Pool; and

            (d) if such Distribution Date is the Final Distribution Date for the related Class of Certificates, any amount by which the Class Certificate Principal Balance therefor would be greater than zero after distribution of the amounts specified in (a) - (c) above.

      Qualified Loan Schedule:
      -----------------------
     As of any date of determination, the schedule of Qualified Loans included in the Trust Fund, separately identifying each Qualified Loan Pool, the Field Servicer's Fee and Administrative Fee for each Qualified Loan. The initial schedule is attached as Schedule I to this Issue Supplement.

      Section 3. Defined Terms Applicable to Issue Supplement.
                 --------------------------------------------
     Whenever used in this Issue Supplement, the following words and phrases shall have the following meanings:

      Administrative Fee:
      ------------------
     The per annum rate identified as such for each Qualified Loan set forth in the Qualified Loan Schedule.

      Central Servicer:
      ----------------
     With respect to any Qualified Loan either Equitable Agri-Business, Inc., a Delaware corporation, or Zions First National bank, a national bank, as identified in the Qualified Loan Schedule.

      Central Servicing Fee Rate:
      --------------------------
     An amount as described in the supplement to the Servicing Contract between Farmer Mac and the applicable Central Servicer.

      Closing Date:  March 29, 2000.
      ------------

      Collected Prepayment Premiums:
      -----------------------------
     With respect to each Class of Certificates and Distribution Date, the aggregate of Prepayment Premiums received during the preceding Due Period by the Central Servicer, in each case, in respect of the Qualified Loan Pool bearing the same alpha-numerical designation as such Class.

      Cut-Off Date: March 1, 2000.
      ------------

      Field Servicer's Fee:
      --------------------
     The per annum rate identified as such for each Qualified Loan set forth in the Qualified Loan Schedule.

      Guarantee Fee:
      -------------
     The per annum rate identified as such for each Qualified Loan set forth in the Qualified Loan Schedule.

      Interest  Accrual  Period:
      -------------------------
     As to each Class and Distribution Date, the period from the first day of the month of the preceding Distribution Date (or in the case of the initial Distribution Date for a Class, from the Cut-Off Date) to and including the last day of the month preceding the month of such Distribution Date.

      Liquidated Qualified Loan:
      -------------------------
     Any defaulted Qualified Loan as to which Farmer Mac has determined that all amounts it expects to recover from or on account of such Qualified Loan have been recovered.

      Net Mortgage Rate:
      -----------------
     As to each Qualified Loan, the Mortgage Rate thereon less the sum of (i) the Administrative Fee and (ii) the Field Servicer's Fee for such loan.

      Net Prepayment Premium:
      ----------------------
     As to each Qualified Loan and each Collected Prepayment Premium recovered thereon, the amount of the related prepayment premium or yield maintenance charge calculated on the basis of the Net Mortgage Rate rather than the Mortgage Interest Rate of the related Qualified Loan.

      Qualified Loan Pool:
      -------------------
     Each of the two groups of Qualified Loans identified in the Qualified Loan Schedule.

      Termination Percentage:  One percent.
      ----------------------

      Termination Price:
      -----------------
     The sum of 100% of the unpaid principal balance of each outstanding Qualified Loan and any REO Qualified Loan plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate (less any amounts constituting previously unreimbursed advances).

      Section 4. Classes of Certificates; Distributions  on  Certificates.
                 --------------------------------------------------------
     The Series of Certificates authorized by the Trust Agreement and this Issue Supplement shall be divided into two Classes of Certificates having the terms and provisions hereinafter set forth. The Class designations, original Class Certificate Principal Balances and Final Distribution Dates shall be as follows:

                                Original Class
           Designation           Certificate        Final Distribution
           -----------        Principal Balance            Date
                              -----------------            ----

          Class QM1010          $  4,391,638        November 25, 2024
          Class QS1010          $ 16,219,860          July 25, 2025


      On each Distribution Date for a Class of Certificates, Farmer Mac shall distribute the related Certificate Distribution Amount and any Net Prepayment Premiums for such Class to the Certificateholders of such Class as of the related Record Date. Amounts distributed in respect of clause (b) of the definition of Certificate Distribution Amount shall be applied in reduction of the Certificate Principal Balances of the Certificates. All distributions of the Certificate Distribution Amount and any Net Prepayment Premiums for a Class shall be applied on a pro rata basis among the Certificates of such Class. Net Prepayment Premiums shall not be applied to accrued certificate interest on or to reduce the Certificate Principal Balance of any Certificate.

      Section 5. Form and  Denominations.
                 -----------------------
     The Certificates shall be issued in book-entry form as provided in Section 3.02(a) of the Trust Agreement; interests therein shall be held in minimum Denominations of $1,000 and integral multiples of $1 in excess thereof.

      Section  6.  Servicing Compensation.
                   ----------------------
     For any Distribution Date, as compensation for its activities and obligations under the Trust Agreement and hereunder, the Master Servicer shall be entitled to retain the excess of (i) any Collected Prepayment Premium for such Distribution over (ii) any Net Prepayment Premium for such Distribution Date.

     Section 7.  Collection of Certain Qualified Loan Payments.
                  ---------------------------------------------
     Section 4.05 of the Trust Agreement is amended by restating clause (v) thereof in its entirety as follows:

            "(v)  Any Net Prepayment Premiums collected on the Qualified Loans."

      Section 8.  Termination of the Trust Fund.
                  -----------------------------
     Section 9.01 of the Trust Agreement is restated in its entirety as follows:

            "The respective obligations and responsibilities of Farmer Mac and the Trustee created hereby shall terminate upon the distribution to all Holders of all amounts required to be distributed hereunder upon (i) the repurchase by Farmer Mac of all Qualified Loans and REO Property remaining in the Trust Fund at the Termination Price; (ii) the final payment of the last Qualified Loan and/or REO Property remaining in the Trust Fund; or
      (iii) distribution by Farmer Mac pursuant to the Farmer Mac Guarantee on the Final Distribution Date for the Class of Certificates having the latest Final Distribution Date of an amount sufficient to reduce the Class Certificate Principal Balance of such Class to zero; provided, however, that in no event shall any trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the Cut-Off Date.

            The right of Farmer Mac to repurchase all Qualified Loans and REO Property in the Trust Fund pursuant to clause (i) above shall be subject to the aggregate Scheduled Principal Balances of the Qualified Loans being less than the Termination Percentage of the Scheduled Principal Balances thereof as of the Cut-Off Date. Any such repurchase shall take place on a Distribution Date for any then outstanding Class (regardless of whether such Distribution Date constitutes a Distribution Date for all such Classes of Certificates), and the proceeds of any such repurchase shall be distributed to Holders of the applicable Classes of Certificates on such Distribution Date, pro rata, in the first instance in respect of accrued interest and then, as a distribution of principal.

            In connection with any such termination, Farmer Mac shall make available to financial publications and electronic services notice for the benefit of Holders of Certificates to the effect that the final distribution will be made on the Distribution Date therein specified to Certificateholders of record on the applicable Record Date."

      Section 9.  Intended Classification.
                  -----------------------
     A new Section 11.06 is added to the Trust Agreement as follows:

            "Section 11.06.  Intended Classification.
                             -----------------------
     It is intended that the Trust Fund be classified for federal income tax purposes as an `investment trust' within the meaning of Treasury
     Regulation 301.7701-4(c), and notwithstanding anything to the contrary herein, the provisions of this Agreement shall be applied and interpreted in a manner consistent with such intention, including, without limitation, so as to circumscribe any right to exercise discretion granted to Farmer Mac herein as to matters relating to the Qualified Loans."
                            * * * * * * * * * * *

      IN  WITNESS  WHEREOF,   the  parties  hereto  hereby  execute  this  Issue
Supplement, as of the day and year first above written.

                                          FEDERAL AGRICULTURAL
                                            MORTGAGE CORPORATION


[SEAL]


                                       By:     /s/ Nancy E. Corsiglia
                                          -----------------------------
Attest:  Jerome G. Oslick                      Nancy E. Corsiglia
                                                Vice President





                                          FARMER MAC MORTGAGE
                                            SECURITIES CORPORATION
 [SEAL]



                                          By:   /s/ Nancy E. Corsiglia
                                             -----------------------------
Attest:     Jerome G. Oslick                    Nancy E. Corsiglia
                                                Vice President





                                          U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, as Trustee
[SEAL] No Corporate Seal



                                          By:   /s/ Eve D. Kaplan
                                            -------------------------
                                                Eve D. Kaplan
Attest:  Lori-Anne Rosenberg                    Vice President

                                                                EXHIBIT 23.3.1

                              Consent of KPMG LLP

The Board of Directors
Federal Agricultural Mortgage Corporation

We consent to the use of our report incorporated herein by reference on page 16 of the Prospectus dated March 29, 2000.


                                  /s/ KPMG LLP

Washington, D.C.
March 29, 2000

                                                                EXHIBIT 23.3.2

                        Consent of Arthur Andersen LLP

                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this the Prospectus dated March 29, 2000 of our report dated
January 19, 2000, included in the Federal Agricultural Mortgage Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in the Prospectus referred to above,


                                          /s/ Arthur Andersen LLP

Vienna, VA.
March 29, 2000